UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2007 (July 3, 2007)

PHYSICAL PROPERTY HOLDINGS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-26573	98-0203281
(Commission File Number)	(IRS Employer Identification Number)

40/F Tower One, Times Square
No. 1 Matheson Street, Causeway Bay, Hong Kong
(Address of Principal Executive Offices) (Zip Code)

(011)(852) 2917-0000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

   (a) Resignation of independent registered public accounting firm

Following the reorganization of Moores Rowland Mazars (the “Former Auditors”) on June 1, 2007, in which certain of its partners joined Mazars CPA Limited and the Former Auditors changed its name to Moores Rowland, the Former Auditors resigned as the independent auditors of Physical Property Holdings Inc. (the “Company”), effective July 3, 2007. Moores Rowland Mazars have been the Company’s auditors since February 24, 2000. The Company’s Board of Directors (the “Board”) approved the resignation of the Former Auditors on July 3, 2007.

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Company’s ability to continue its business as a “going concern.”

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to July 3, 2007, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company has provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated July 9, 2007, is filed as Exhibit 16.1 hereto.

   (b) Engagement of new independent registered public accounting firm

As key members of the Former Auditors servicing the Company are with Mazars CPA Limited, the Board appointed Mazars CPA Limited as the Company’s new independent auditors (the “New Auditors”), effective from July 10, 2007.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to July 10, 2007, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

   (c) Exhibits

16.1	Letter from Moores Rowland to the Securities and Exchange Commission dated July 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 10, 2007	Physical Property Holdings Inc.

By:	/s/ Ngai Keung Luk
Ngai Keung Luk
Chairman and Chief Executive Officer